May 6, 2005
PROVIDENT INVESTMENT COUNSEL
Flexible Growth Fund, Class I
Select Growth Fund, Class I
Each a series of Advisors Series Trust
Supplement to
Prospectus Dated February 28, 2005, as revised on March 18, 2005

Effective May 1, 2005, Donald E. Evenson, CFA will no longer serve as a portfolio manager of the Provident Investment Counsel Flexible Growth Fund and Provident Investment Counsel Select Growth Fund.

Please disregard all references to Mr. Evenson in the Prospectus.

Derek F. Derman, CFA and Susan J. Perkins, CFA will continue to serve as portfolio managers, responsible for the day-to-day investment decisions for the Flexible Growth Fund and the Select Growth Fund.

Please retain this Supplement with your Prospectus for reference.